Money Market Funds

Prospectus Supplement

UBS Managed Municipal Trust

UBS RMA Money Fund Inc.

UBS RMA Tax-Free Fund Inc.

Supplement to the prospectuses referenced below

October 18, 2013

Dear Investor:

Effective October 18, 2013, the funds will enhance transparency by commencing the public disclosure of the additional information described below. This information may be of interest to some investors. As a result, the following is hereby added as a new section of each fund's prospectus following the section titled "Disclosure of portfolio holdings."

Disclosure of market-based net asset values

On a weekly basis, each of the funds will post its market-based net asset value per share ("market-based NAV") as of the business day prior to the posting date on the UBS Web site at http://www.ubs.com/usmoneymarketfundsholdings. The market-based NAV will be calculated using current market quotations (or an appropriate substitute that reflects current market conditions) to value its net asset value per share to four decimal places.

The market-based NAV will be provided for informational purposes only. For purposes of transactions in the shares of each fund, in accordance with Rule 2a-7 (the primary Federal law governing money market funds), the price for shares will continue to be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in each fund's prospectus and Statement of Additional Information.

The prospectuses listed below are hereby updated accordingly.

Fund Name	Date of Prospectus
UBS Managed Municipal Trust—UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund	August 29, 2013
UBS RMA Money Fund Inc.—UBS Retirement Money Fund, UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio	August 29, 2013
UBS RMA Tax-Free Fund Inc.	August 29, 2013

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS-648